                                     EXHIBIT 99.2


                           MERIDIAN INDUSTRIAL TRUST, INC.
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                     (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


BACKGROUND

     The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 has been prepared to reflect the acquisition costs of properties acquired by Meridian Industrial Trust, Inc. (the "Company") from October 1, 1998 to December 4, 1998. These acquisitions were funded from draws made on the Company's unsecured credit facility (the "Unsecured Credit Facility") and an additional borrowing under a mortgage note payable.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 have been prepared to reflect (i) the incremental effect of properties acquired from January 1, 1998 to December 4, 1998 ("Acquisitions"),
(ii) the incremental effect of properties divested from January 1, 1998 to December 4, 1998 ("Divestitures") and (iii) adjustments to interest expense resulting from the paydown of the Unsecured Credit Facility using the net proceeds received from a preferred stock offering in June, 1998 and a direct placement of 850,000 shares of the Company's Common Stock (collectively, the "Stock Offerings"), additional borrowings on the Unsecured Credit Facility to fund the acquisitions referred to above and the additional borrowing under a mortgage note payable as if such transactions and adjustments had occurred on January 1, 1997. In addition, the accompanying pro forma condensed consolidated statement of operations for the year ended December 31, 1997 reflects acquisitions, divestitures and certain other transactions as further described in the accompanying footnotes.

     These unaudited pro forma condensed consolidated statements should be read in connection with the respective historical financial information and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1998 and Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquisitions, Divestitures, Stock Offerings, additions to, and the paydown of, the Unsecured Credit Facility and an additional borrowing under a mortgage note payable.

     The pro forma condensed consolidated statements and notes thereto are unaudited and are not necessarily indicative of the actual results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                           MERIDIAN INDUSTRIAL TRUST, INC.
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF SEPTEMBER 30, 1998
                              (UNAUDITED, IN THOUSANDS)


                                                   HISTORICAL (1)        ACQUISITIONS (2)      DIVESTITURES (3)          PRO FORMA
 ASSETS
 Investment in real estate assets, net            $     1,077,794       $         72,984      $              -         $  1,150,778
 Investments in and advances to
   unconsolidated subsidiaries                             45,907                      -                     -               45,907
 Cash and cash equivalents                                  3,535                      -                     -                3,535
 Restricted cash and cash held in escrow                   10,912                      -                     -               10,912
 Accounts and notes receivable, net                        14,989                      -                     -               14,989
 Capitalized loan fees and other assets                    24,490                      -                     -               24,490
                                                 -----------------     -------------------------------------------------------------
    Total Assets                                  $     1,177,627       $         72,984      $              -         $  1,250,611
                                                 -----------------     -------------------------------------------------------------
                                                 -----------------     -------------------------------------------------------------

 LIABILITIES
 Unsecured notes, net                             $       160,102       $              -      $              -         $    160,102
 Mortgage loan                                             66,094                      -                     -               66,094
 Unsecured credit facility                                235,300                 56,848                     -              292,148
 Mortgage notes payable, net                               21,218                 16,000                     -               37,218
 Other liabilities                                         49,871                    136                     -               50,007
                                                 -----------------     ------------------    ------------------       --------------
   Total Liabilities                                      532,585                 72,984                     -              605,569
                                                 -----------------     ------------------    ------------------       --------------

 Minority interest in consolidated
   limited partnerships                                    17,605                      -                     -               17,605
                                                 -----------------     ------------------    ------------------       --------------

 STOCKHOLDERS' EQUITY
 Common and preferred stock                                    35                      -                     -                   35
 Additional paid-in capital                               642,041                      -                     -              642,041
 Distributions in excess of income                        (14,639)                     -                     -              (14,639)
                                                 -----------------     ------------------    ------------------       --------------
   Total Stockholders' Equity                             627,437                      -                     -              627,437
                                                 -----------------     ------------------    ------------------       --------------

    Total Liabilities and Stockholders'
      Equity                                      $     1,177,627       $         72,984      $              -         $  1,250,611
                                                 -----------------     -------------------------------------------------------------
                                                 -----------------     -------------------------------------------------------------


                           MERIDIAN INDUSTRIAL TRUST, INC.
                               NOTES AND ADJUSTMENTS TO
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF SEPTEMBER 30, 1998
                     (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


(1) Reflects the historical condensed consolidated balance sheet of the Company as of September 30, 1998.

(2) Reflects the acquisition of eight properties by the Company either directly or through one of its consolidated partnerships during the period from October 1, 1998 to December 4, 1998. Six of the properties are operating properties and two are land acquisitions for future development. The properties acquired were funded with (i) draws on the Company's Unsecured Credit Facility, and (ii) an additional borrowing under a mortgage note payable in the principal amount of $16,000, bearing interest at a fixed rate of 6.74%, due in 2008.

(3) There were no property divestitures during the period from October 1, 1998 to December 4, 1998.

                           MERIDIAN INDUSTRIAL TRUST, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


                                                        Historical (1)    Acquisitions   Divestitures (3)   Other (4)   Pro Forma
                                                      ----------------  --------------- -----------------  ---------- ------------
 REVENUES:
 Rentals from real estate investments                  $        85,726   $        6,949  $        (2,815)  $        -  $    89,860
 Income from unconsolidated JV                                   1,485                -                -            -        1,485
 Income from unconsolidated subsidiaries                         1,534              864                -            -        2,398
 Interest and other income                                         994              121              224            -        1,339
                                                       ---------------   --------------  ---------------   ----------  -----------
      Total revenue                                             89,739            7,934           (2,591)           -       95,082
                                                       ---------------   --------------  ---------------   ----------  -----------

 OPERATING EXPENSES:
 Interest                                                       17,344                -                -          663       18,007
 Property taxes                                                 10,900              766             (288)           -       11,378
 Property operating                                              6,579              457             (411)           -        6,625
 General and administrative                                      6,015                -                -            -        6,015
 Depreciation and amortization                                  16,729            1,706             (414)           -       18,021
                                                       ---------------   --------------  ---------------   ----------  -----------
      Total operating expenses                                  57,567            2,929           (1,113)         663       60,046
                                                       ---------------   --------------  ---------------   ----------  -----------

 Income before minority interest                                32,172            5,005           (1,478)        (663)      35,036
 Minority interest in net (income)                                (423)            (473)               -            -         (896)
                                                       ---------------   --------------  ---------------   ----------  -----------

 NET INCOME (8)                                        $        31,749   $        4,532  $        (1,478)  $     (663) $    34,140
                                                       ---------------   --------------  ---------------   ----------  -----------
                                                       ---------------   --------------  ---------------   ----------  -----------
Net income                                             $        31,749                                                 $    34,140
Less: Series B preferred stock dividends (5)                    (1,821)                                                     (1,607)
Less: Series D preferred stock dividends (6)                    (1,106)                                                     (3,281)
                                                       ---------------                                                 -----------
NET INCOME ALLOCABLE TO COMMON                         $        28,822                                                 $    29,252
                                                       ---------------                                                 -----------
                                                       ---------------                                                 -----------
BASIC PER SHARE DATA:
NET INCOME ALLOCABLE TO COMMON PER BASIC
  WEIGHTED AVERAGE COMMON SHARE OUTSTANDING (7)        $          0.94                                                 $      0.92
                                                       ---------------                                                 -----------
                                                       ---------------                                                 -----------
DILUTED PER SHARE DATA:
NET INCOME ALLOCABLE TO COMMON PER DILUTED
  WEIGHTED AVERAGE COMMON SHARE OUTSTANDING (7)        $          0.93                                                 $      0.91
                                                       ---------------                                                 -----------
                                                       ---------------                                                 -----------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic                                                       30,622,741                                                  31,674,027
                                                       ---------------                                                 -----------
                                                       ---------------                                                 -----------
Diluted                                                     31,079,886                                                  32,131,172
                                                       ---------------                                                 -----------
                                                       ---------------                                                 -----------

                           MERIDIAN INDUSTRIAL TRUST, INC.
                               NOTES AND ADJUSTMENTS TO
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


(1) Represents the historical condensed consolidated results of operations for the nine months ended September 30, 1998. Included in the historical consolidated results of operations were the following completed developments which the Company either placed in service or acquired from the seller upon completion of the development project during the nine months ended September 30, 1998:

                                             Book Value
                                               Before                               Property
          Development        Date Placed    Accumulated    Rental                  Operating
            Property          in Service    Depreciation   Revenue   Property Tax   Expenses
            --------          ----------    ------------   -------   ------------   --------
      Enterprise B           June 6, 1998    $   4,632     $   213       $   25       $  16
      Enterprise C           June 8, 1998        6,557         348           38           6
      Gateway One           June 30, 1998       19,251         549           51          --
      2235 Spiegel Drive    July 24, 1998       19,270         356            8           3
      Carowinds              Aug. 5, 1998       21,822         560           --          --
      4000 Miler Circle     Sept. 3, 1998       19,099         173           20          --
                                             ---------     -------       ------       -----
      Total                                  $  90,631     $ 2,199       $  142       $  25
                                             ---------     -------       ------       -----
                                             ---------     -------       ------       -----

(2) Reflects the incremental effect (i.e. as if such Acquisitions had occurred or been completed on January 1, 1997) of the Acquisitions made by the Company either directly or through one of its consolidated partnerships during the period from January 1, 1998 to December 4, 1998. Thirty-four of the properties were acquired during the nine months ended September 30, 1998. The incremental depreciation and amortization is based upon estimated useful lives of 35 years.

     The following table sets forth the revenues and expenses of the Acquisitions for the period from January 1, 1998 to the earlier of the date of acquisition or September 30, 1998:


                                                                           Property       Minority
                                     Rental     Interest                  Operating     Interest in
     Property          Market       Revenue      Income    Property Tax    Expenses      Net Income
     --------          ------       -------      ------    ------------    --------      ----------
 25 Otis Street      New Jersey      $  287      $  --         $  27         $  34         $   --
 2300 Principal
   Row                 Orlando          133         --            13            13             --
 624 Krona Drive       Dallas            60         --            10             7             --
 Foothills Ranch
   (2 Properties)     LA Basin          121         --            16             3             --
 22831 Avenida
   Empressa           LA Basin           --         --            10            --             --
 29962 Avenida de
   las Banderas       LA Basin           --         --            --            --             --
 7050 Alan
   Schwartzwalder     Columbus          101         --             2             6             --
 15450 E. Salt
   Lake Avenue        LA Basin           97         --            23             9             --



                                                                               Property       Minority
                                     Rental     Interest                      Operating     Interest in
      Property          Market      Revenue      Income      Property Tax      Expenses      Net Income
      --------          ------      -------      ------      ------------      --------      ----------
 Security Capital
   Swap (5
   Properties)          Memphis           870           --             100              90             --

 701 Malaga            LA Basin           157           --              73              60             --

 20191 Windrow
   Drive               LA Basin            --           --              20              --             --

 Romeo Portfolio
   (2 Properties)       Chicago           593           --              71              40             --

 8399 Zionsville
   Road              Indianapolis         270           --              48              --             --

 5141 E. Santa Ana     LA Basin           314           --              33              11             --

 Jackson Shaw II      Dallas and
   (7 Properties)      Las Vegas        1,337          121             152             110            473

 Oates Portfolio (3
   Properties)        SF Bay Area       1,222           --             153              57             --

 Pizzuti Portfolio     Columbus,
   (4 Properties)    Kentucky and
                        Florida         1,387           --              15              17             --
                                      -------        -----           -----           -----          -----
 Total                                $ 6,949        $ 121           $ 766           $ 457          $ 473
                                      -------        -----           -----           -----          -----
                                      -------        -----           -----           -----          -----




     The Acquisitions were funded with: (i) funds released from an escrow account amounting to $4,228, (ii) draws on the Unsecured Credit Facility,
     (iii) the assumption of mortgage notes payable in the principal amount of $16,153, (iv) an additional borrowing under a mortgage note payable in the principal amount of $16,000, and (v) cash on hand.

     Also reflects estimated incremental income from unconsolidated subsidiaries based on (i) pro forma equity income from Meridian Refrigerated, Inc. ("MRI") totaling $156, (ii) secured loans extended to MRI totaling $29,758 ($14,400 in February, 1998 and $15,358 in June, 1998) accruing interest at 9% per annum, and (iii) unsecured loans extended to MRI totaling $5,567 ($2,400 in February, 1998 and $3,167 in June, 1998) accruing interest at 10% per annum. The incremental interest income accrued by the Company on the secured and unsecured loans extended to MRI amounted to $576 and $132, respectively.

     The Company extended a loan to a minority limited partner aggregating to $6,000. The note receivable is secured by the limited partner's partnership units, bears interest at the one-month LIBOR rate plus 2.75% (8.28% at December 3, 1998) with interest payable monthly, and matures on March 20, 2001.

     Included in the Pizzuti Portfolio are three completed developments that were placed in service by the seller during the nine months ended September 30, 1998:

                                                Book Value
                                                 Before                                Property
             Development        Date Placed    Accumulated      Rental                 Operating
               Property         in Service     Depreciation    Revenue  Property Tax   Expenses
               --------         ----------     ------------    -------  ------------   --------
        2000 Park Oaks Ave.    March 1, 1998    $  6,251        $ 312       $  2        $  12
        7111 Trade Port Drive   May 1, 1998        9,476          379          2            3
        2701 Charter Street    Aug. 4, 1998        8,020          127          1            2
                                                --------        -----       ----        -----
        Total                                   $ 23,747        $ 818       $  5        $  17
                                                --------        -----       ----        -----
                                                --------        -----       ----        -----

(3) Reflects the divestiture of seven properties during 1998, three of which were through a property-for-property swap transaction. The net proceeds from the remaining divestitures aggregated to $23,297 and were used to repay borrowings under the Unsecured Credit Facility. In connection with the sale of the San Carlos property, the Company received a note receivable in the principal amount of $8,000. The note receivable accrues interest at 8.5% per annum, requires monthly payments of interest only, and matures on May 1, 2007. No gain or loss on divestiture was recognized in connection with the property swap transaction.

(4) The adjustments to the pro forma interest expense for the nine months ended September 30, 1998 are based upon the Company's pro forma debt balance as of September 30, 1998 as follows:


     Unsecured notes:
        Balance of $135,000 bearing interest at 7.25%                          $     7,341
        Balance of $25,000 bearing interest at 7.30%                                 1,369
     Mortgage loan, balance of $66,094 bearing interest at 8.63%                     4,277
     Unsecured credit facility, balance of $292,148 bearing interest at
      LIBOR + 1.2% (6.73% at December 3, 1998)                                      14,746
     Mortgage notes payable bearing interest at rates ranging from
      6.74% to 8.30%                                                                 2,042
     Unused commitment fee based on unadjusted pro forma debt
      balance on the Unsecured Credit Facility of $57,852                               65
     Amortization of loan fees                                                         880
     Agency fee                                                                         38
     Capitalized interest, based on average historical construction
      in process of $185,043 at an effective interest rate of 6.73%                (12,751)
                                                                               ------------
     Pro forma interest expense for the nine months ended
      September 30, 1998                                                       $    18,007
                                                                               ------------
                                                                               ------------



(5) Pro forma Series B Preferred Stock dividends are based upon 1,623,376 shares outstanding on September 30, 1998, paying dividends at an annual rate of $1.32 per share. 649,351 shares of Series B Preferred Stock were converted into Common Stock on a one-for-one basis in July, 1998.

(6) Reflects the incremental effect of the Company's Preferred Stock Offering of 2,000,000 shares of Series D Preferred Stock, paying dividends at an annual rate of $2.1875 per share. The net proceeds of approximately $48,125 were used to repay borrowings on the Company's Unsecured Credit Facility.

(7) Basic earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, excluding the dilutive effects of stock options and other potentially dilutive securities.

     Diluted earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, plus the dilutive effect of stock options and other potentially dilutive securities.

(8) Pro forma taxable income for the nine months ended September 30, 1998 was approximately $31,171.

                           MERIDIAN INDUSTRIAL TRUST, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1997
                    (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


                                                     Unadjusted Pro
                                                         Forma        Acquisitions    Divestitures
                                                     Operations (1)       (2)             (3)          Other (4)       Pro Forma
                                                    ---------------- --------------- --------------- -------------- ----------------
 REVENUES:
 Rentals from real estate investments                $      100,672  $       15,346  $       (5,643) $            -  $      110,375
 Income from unconsolidated subsidiaries                          -           3,223               -               -           3,223
 Interest and other income                                    2,014             497             680               -           3,191
                                                     --------------  --------------  --------------  --------------  --------------
      Total revenue                                         102,686          19,066          (4,963)              -         116,789
                                                     --------------  --------------  --------------  --------------  --------------
 OPERATING EXPENSES:
 Interest                                                    19,843                                             207          20,050
 Property taxes                                              11,898           1,850            (490)              -          13,258
 Property operating                                           9,032           1,096            (740)              -           9,388
 General and administrative                                   6,212               -               -               -           6,212
 Depreciation and amortization                               18,492           4,087            (795)              -          21,784
                                                     --------------  --------------  --------------  --------------  --------------
      Total operating expenses                               65,477           7,033          (2,025)            207          70,692
                                                     --------------  --------------  --------------  --------------  --------------

 Income before minority interest                             37,209          12,033          (2,938)           (207)         46,097
 Minority interest in net (income)                              (30)           (630)              -               -            (660)
                                                     --------------  --------------  --------------  --------------  --------------

 NET INCOME (8)                                      $       37,179  $       11,403  $       (2,938) $         (207) $       45,437
                                                     --------------  --------------  --------------  --------------  --------------
                                                     --------------  --------------  --------------  --------------  --------------

Net income                                           $       37,179                                                  $       45,437
Less: Series B preferred stock dividends (5)                 (2,818)                                                         (2,143)
Less: Series D preferred stock dividends (6)                      -                                                          (4,375)
                                                     --------------                                                  --------------
NET INCOME ALLOCABLE TO COMMON                       $       34,361                                                  $       38,919
                                                     --------------                                                  --------------
                                                     --------------                                                  --------------
BASIC PER SHARE DATA:
NET INCOME ALLOCABLE TO COMMON PER BASIC
  WEIGHTED AVERAGE COMMON SHARE OUTSTANDING (7)      $         1.14                                                  $         1.23
                                                     --------------                                                  --------------
                                                     --------------                                                  --------------
DILUTED PER SHARE DATA:
NET INCOME ALLOCABLE TO COMMON PER DILUTED
  WEIGHTED AVERAGE COMMON SHARE OUTSTANDING (7)      $         1.12                                                  $         1.21
                                                     --------------                                                  --------------
                                                     --------------                                                  --------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic                                                    30,165,662                                                      31,674,027
                                                     --------------                                                  --------------
                                                     --------------                                                  --------------
Diluted                                                  30,638,817                                                      32,131,172
                                                     --------------                                                  --------------
                                                     --------------                                                  --------------


                           MERIDIAN INDUSTRIAL TRUST, INC.
                               NOTES AND ADJUSTMENTS TO
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997
                     (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


(1) The following table sets forth the incremental effects on the Company's historical revenues and expenses for the year ended December 31, 1997 resulting from pro forma adjustments made to the Company's historical results of operations for the year ended December 31, 1997 to reflect (i) the incremental effect of completed property acquisitions by the Company either directly or through one of its consolidated partnerships during 1997; (ii) the incremental effect of properties divested by the Company in 1997, (iii) the second amendment of the Unsecured Credit Facility resulting in the reduction in the interest rate to LIBOR plus 1.3%; and
     (iv) the completion in November 1997 of a private offering of $160,000 in principal of unsecured senior notes, as if such transactions and adjustments had occurred on January 1, 1997.


                                                   Property
                                                 Acquisitions                          Unaudited
                                  1997          and Unsecured        Property             1997
                               Historical        Senior Notes      Divestitures        Pro Forma
                                  (A)                (B)                (C)            Operations
                              -------------   -----------------   --------------    ----------------
 REVENUES:
 Rental from real
   estate investments           $ 64,136          $  37,244          $  (708)           $ 100,672
 Interest and other
   income                          2,014                 --               --                2,014
                                --------          ---------          -------            ---------
     Total revenue                66,150             37,244             (708)             102,686
                                --------          ---------          --------           ---------

 OPERATING EXPENSES:
 Interest                         11,022              9,642             (821)              19,843
 Property taxes                    8,194              3,809             (105)              11,898
 Property operating                5,540              3,665             (173)               9,032
 General and administrative        6,212                 --               --                6,212
 Depreciation and
   amortization                   11,194              7,412             (114)              18,492
                                --------          ---------          --------           ---------
     Total operating
      expenses                    42,162             24,528           (1,213)              65,477
                                --------          ---------          --------           ---------
 NET INCOME BEFORE
  MINORITY INTEREST             $ 23,988          $  12,716          $   505            $  37,209
                                --------          ---------          -------            ---------
                                --------          ---------          -------            ---------



(A) On an historical basis, the Company's net income allocable to common was $19,870. Basic and diluted earnings per share were $1.12 and $1.09, respectively, based on weighted average common shares outstanding of 17,791,304 and 18,264,459, respectively.

Included in the 1997 historical results of operations were the following completed developments which the Company either placed in service or acquired from the seller upon completion of the development project during the year ended December 31, 1997:

                                                  Book Value
                                                    Before                              Property
                Development       Date Placed    Accumulated       Rental   Property   Operating
                  Project         in Service     Depreciation     Revenue      Tax      Expenses
                  -------         ----------     ------------     -------      ---      --------
             80th Avenue        April 30, 1997    $   9,305        $   736     $  114     $    9
             Highlands Parkway   July 1, 1997         7,821            903         14        368
             2200 Cedars Road    Aug. 14, 1997        6,054            249         34          6
             Enterprise A       Sept. 17, 1997        5,147            181          4          6
             2200 Consulate
               Parkway           Oct. 8, 1997         9,509            230         26         15
             Skylab Road         Nov. 7, 1997         9,572             84         --         --
             2190 Hanson Way     Dec. 23, 1997        7,128             17          1         --
                                                  ---------        -------     ------     ------
               Total                              $  54,536        $ 2,400     $  193     $  404
                                                  ---------        -------     ------     ------
                                                  ---------        -------     ------     ------

(B) In 1997, the Company entered into five separate agreements with different institutional sellers and acquired a total of 95 industrial properties and a secured participating mortgage loan. The purchase price aggregated to $360,803, including a participating loan which was purchased for $21,500. The portfolio acquisitions were funded with (i) the issuance of 16,277,554 shares of the Company's Common Stock, (ii) borrowings on its Unsecured Credit Facility, and (iii) cash on hand.

     In addition to the portfolio acquisitions, during 1997, the Company purchased 13 properties. The aggregate purchase price for these properties totaled $90,401. The acquisitions were funded with (i) borrowings on its Unsecured Credit Facility, (ii) assumption of mortgage notes totaling $16,153, (iii) proceeds from the issuance of 414,508 shares of the Company's Common Stock at an offering price of $24.125 per share, and (iv) cash on hand.

     During 1997, the Company issued unsecured senior notes in two tranches, $135,000 maturing on November 20, 2007, bearing an interest rate of 7.25% per annum, and $25,000 maturing on November 20, 2009, bearing an interest rate of 7.30% per annum. The proceeds from the unsecured senior notes were used to repay borrowings made on the Unsecured Credit Facility to fund property acquisitions.

     The adjustments to the unadjusted 1997 pro forma interest expense are based upon the Company's unadjusted pro forma debt balance as of December 31, 1997 as follows:


     Unsecured notes:
        Balance of $135,000 bearing interest at 7.25%                            $   9,788
        Balance of $25,000 bearing interest at 7.30%                                 1,825
     Mortgage loan, balance of $66,094 bearing interest at 8.63%                     5,703
     Unsecured credit facility, balance of $20,500 bearing interest at 7.33%         1,503
     Mortgage notes payable based upon an average interest rate of 8.12%             1,200
     Unused commitment fee based on unadjusted pro forma debt balance
      on the Unsecured Credit Facility of $20,500                                      574
     Amortization of loan fees                                                         295
     Agency fee                                                                         50
     Capitalized interest, based on historical construction in process of
      $14,935 at an effective interest rate of 7.33%                                  (888)
                                                                                 ----------
     Unadjusted 1997 pro forma interest expense                                  $  20,050
                                                                                 ----------
                                                                                 ----------



(C) During 1997, the Company sold five properties for an aggregate sales price of $11,833. After closing costs and pro-rated items which totaled $638, the Company received net proceeds from the property sales aggregating to $11,195 which were used to repay borrowings on the Unsecured Credit Facility.

(2) Reflects the incremental effect (i.e. as if such Acquisitions had occurred or been completed on January 1, 1997) of the Acquisitions made by the Company either directly or through one of its consolidated partnerships during the period from January 1, 1998 to December 4, 1998. Thirty-four of the properties were acquired during the nine months ended September 30, 1998. The incremental depreciation and amortization is based upon estimated useful lives of 35 years.

     The following table sets forth the revenues and expenses of the Acquisitions for the year ended December 31, 1997:


                                                                                      Property      Minority
                                            Rental      Interest                     Operating    Interest in
         Property             Market       Revenue       Income     Property Tax      Expenses     Net Income
         --------             ------       -------       ------     ------------      --------     ----------
 25 Otis Street             New Jersey     $   605        $  --       $   57           $   73         $  --

 2300 Principal Row           Orlando          505           --           50               48            --

 624 Krona Dr.                Dallas           292           --           50               36            --

 Foothills Ranch (2
   Properties)               LA Basin          904           --          125               25            --

 22831 Avenida
   Empressa                  LA Basin           --           --           73               --            --

 29962 Avenida de
   las Banderas              LA Basin           --           --           --               --            --

 7050 Alan
   Schwartzwalder            Columbus          333           --            5               20            --

 15450 E. Salt Lake
   Avenue                    LA Basin          283           --           67               25            --

 Security Capital
   Swap (5
   Properties)                Memphis        2,516           --          291              262            --

 701 Malaga                  LA Basin          249           --          116               94            --

 20191 Windrow Drive         LA Basin           --           --           29               --            --

 Romeo Portfolio (2
   Properties)                Chicago          909           --          109               61            --

 8399 Zionsville
   Road                    Indianapolis        542                        98               --            --

 5141 E. Santa Ana           LA Basin        1,247           --          135               48            --

 Jackson Shaw II (7         Dallas and
   Properties)               Las Vegas       4,541          497          430              343           630

 Oates Portfolio (3
   Properties)              SF Bay Area      1,682           --          209               56            --

 Pizzuti Portfolio (4        Columbus,
   Properties)             Kentucky and
                              Florida          738           --            6                5            --
                                           -------        -----       ------           ------         -----
 Total                                     $15,346        $ 497       $1,850           $1,096         $ 630
                                           -------        -----       ------           ------         -----
                                           -------        -----       ------           ------         -----


     The Acquisitions were funded with: (i) funds released from an escrow account amounting to $4,228, (ii) draws on the Unsecured Credit Facility,
     (iii) the assumption of mortgage notes payable in the principal amount of $16,153, (iv) an additional borrowing under a mortgage note payable in the principal amount of $16,000, and (v) cash on hand.

     Also reflects estimated incremental income from an unconsolidated subsidiary was based on (i) pro forma equity losses from MRI totaling $57,
     (ii) secured loans extended to MRI totaling $29,758 accruing interest at 9% per annum, and (iii) unsecured loans extended to MRI totaling $5,567 accruing interest at 10% per annum. The incremental interest income accrued by the Company on the secured and unsecured loans extended to MRI amounted to $2,708 and $572, respectively.

     The Company extended a loan to a minority limited partner aggregating to $6,000. The note receivable is secured by the limited partner's partnership units, bears interest at the one-month LIBOR rate plus 2.75% (8.28% at December 3, 1998) with interest payable monthly, and matures on March 20, 2001.

(3) Reflects the divestiture of seven properties during 1998, three of which were through a property-for-property swap transaction. The net proceeds from the remaining divestitures aggregated to $23,297 and were used to repay borrowings under the Unsecured Credit Facility. In connection with the sale of the San Carlos property, the Company received a note receivable in the principal amount of $8,000. The note receivable accrues interest at 8.5% per annum, requires monthly payments of interest only, and matures on May 1, 2007. No gain or loss on divestiture was recognized in connection with the property swap transaction.

(4) The adjustments to the pro forma interest expense for the year ended December 31, 1997 are based upon the Company's pro forma debt balance as of September 30, 1998 as follows:


     Unsecured notes:
       Balance of $135,000 bearing interest at 7.25%                                  $   9,788
       Balance of $25,000 bearing interest at 7.30%                                       1,825
     Mortgage loan, balance of $66,094 bearing interest at 8.63%                          5,703
     Unsecured credit facility, balance of $292,148 bearing interest at 6.73%            19,662
     Mortgage notes payable bearing interest at rates ranging from 6.74% to 8.30%         2,723
     Unused commitment fee based on unadjusted pro forma debt balance on the
       Unsecured Credit Facility of $57,852                                                  87
     Amortization of loan fees                                                            1,173
     Agency fee                                                                              50
     Capitalized interest, based on historical construction in process of $221,246
       at an effective interest rate of 6.73%                                           (20,961)
                                                                                      ----------
     Pro forma interest expense for the year ended December 31, 1997                   $  20,050
                                                                                      ----------
                                                                                      ----------


(5) Pro forma Series B Preferred Stock dividends are based upon 1,623,376 shares outstanding on September 30, 1998, paying dividends at an annual rate of $1.32 per share. 649,351 shares of Series B Preferred Stock were converted into Common Stock on a one-for-one basis in July, 1998.

(6) Reflects the incremental effect of the Company's Preferred Stock Offering of 2,000,000 shares of Series D Preferred Stock, paying dividends at an annual rate of $2.1875 per share. The net proceeds of approximately $48,125 were used to repay borrowings on the Company's Unsecured Credit Facility.

(7) Basic earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, excluding the dilutive effects of stock options and other potentially dilutive securities.

     Diluted earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, plus the dilutive effect of stock options and other potentially dilutive securities.

(8) Pro forma taxable income for the year ended December 31, 1997 was approximately $25,390.